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                               BERGER GROWTH FUND

                          BERGER GROWTH AND INCOME FUND

                        BERGER INVESTMENT PORTFOLIO TRUST
                               BERGER SELECT FUND


                         SUPPLEMENT DATED JULY 28, 2000
                                       TO
                         PROSPECTUS DATED JUNE 26, 2000


         Effective August 7, 2000, Berger LLC Executive Vice President and Chief Investment Officer Jay W. Tracey III will be appointed portfolio manager of the Berger Growth Fund, succeeding former manager Tino R. Sellitto. Also effective August 7, 2000, Berger LLC Vice President Steven L. Fossel will be appointed interim portfolio manager of the Berger Growth and Income Fund, succeeding former manager Tino R. Sellitto until a successor manager is appointed. Mr. Tracey, Mr. Fossel and Mark S. Sunderhuse will continue to co-manage the Berger Select Fund.

         The section "Organization of the Berger Funds Family" of the Prospectus is amended accordingly.